Subsequent events:	9 Months Ended
Dec. 31, 2011
Subsequent events:
Subsequent events:
25.	Subsequent events:

On February 20, 2012, the Company entered into an amended and restated joint venture agreement (“JVA”) with Cummins Inc. for the CWI joint venture. The JVA was amended to provide for, among other things, clarification concerning the scope of products within CWI. In addition, the parties have revised certain economic terms of the JVA.

Under the prior JVA, CWI had a global exclusive right to design, engineer, and market mid-range on-road spark-ignited natural gas engines based on Cummins diesel engines manufactured in Cummins facilities. The Company and Cummins have agreed in the amended and restated JVA to focus CWI’s future product development on North American markets including engines for on-road applications between the displacement range of 5.9 litres through 12 litres, and to have these engines manufactured in Cummins North American plants.

The joint venture will now have a term ending December 31, 2021 and can be terminated under certain circumstances before the end of the term, including in the event of a material breach of the agreement by, or in the event of a change of control of, one of the parties.

On February 22, 2012, the Company announced its offering of 5,500,000 common shares at a price of $43.25 per share in the United States and Canada, for gross proceeds of $237,875. The Company granted the underwriters of the offering an option to purchase an additional 825,000 common shares at the offering price. On February 27, 2012, the Company announced the closing of its offering of common shares, including the exercise of the underwriters’ over-allotment option in full. With the exercise of the option, the Company issued a total of 6,325,000 common shares under the offering for gross proceeds of $273,556.